UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2010

BioFuel Energy Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1600 Broadway, Suite 2200 Denver, CO 80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-6500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

Please see the disclosure provided in Item 5.02 below, which is incorporated herein by reference.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b)          Daniel J. Simon, the Company’s Executive Vice President and Chief Operating Officer, has resigned his position with the Company effective June 30, 2010 to pursue other business opportunities.  The Company thanks Mr. Simon for his dedicated service. The Company and Mr. Simon have entered into a severance agreement, to become effective upon the lapse of a seven-day revocation period, in order to facilitate an orderly transition of his duties, which agreement is attached to this Form 8-K as Exhibit 10.1.

(e)          Pursuant to the terms of the severance agreement with Mr. Simon, the Company has agreed to pay Mr. Simon his annual salary of $270,000 over the twelve-month period beginning July 1, 2010 and, upon successful completion of the transition of his duties on or before June 30, 2010, a bonus of $50,000.   In addition, the Company will reimburse Mr. Simon for COBRA premiums for the twelve months beginning July, 2010.  The severance agreement also contains a release of the Company by Mr. Simon from any employment-related causes of action, includes a covenant on the part of Mr. Simon to not compete with the Company in the U.S. corn-based ethanol industry for a period of one year and provides for mutual non-disparagement.  Finally, the Company has agreed to continue to indemnify Mr. Simon as though he continued his employment with the Company.  The above description does not purport to be complete and is qualified in its entirety by reference to the severance agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 8.01.       Other Events

On June 3, 2010, the Company issued a Press Release announcing the planned departure of Mr. Simon, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.       Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description

10.1	Executive Severance, Release and Waiver Agreement between BioFuel Energy Corp. and Daniel J. Simon.

99.1	Press Release dated June 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: June 3, 2010	By:	/s/ Kelly Maguire
	Name:	Kelly G. Maguire
	Title:	Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Executive Severance, Release and Waiver Agreement between BioFuel Energy Corp. and Daniel J. Simon.

99.1	Press Release dated June 3, 2010.